UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2017

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 26, 2017, IRIDEX Corporation (the “Company”), entered into that certain Triple Net Lease (the “Lease”) dated April 26, 2017 between the Company and Terra Bella LLC, which extends the Company’s occupancy of its current headquarters through February 2022.

The Lease term will commence on March 1, 2019, immediately following the expiration of the Company’s current lease of the premises. The Lease provides for a base rent of approximately $100,000 per month commencing March 1, 2019.  The Company is also responsible for the payment of certain operating expenses and taxes during the term. The Lease provides the landlord with a termination right, which can be exercised by the landlord by giving written notice to the Company at least thirty (30) months prior to the effective date of the termination

The Lease contains customary representations and warranties and financial and other affirmative and negative covenants, including requirements of a security deposit and to maintain certain minimum coverages of commercial general liability insurance. The Lease also includes customary events of default, in certain cases subject to customary cure periods.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Triple Net Lease, dated as of April 26, 2017, by and between the Company and ZIC 1212 Terra Bella LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ Atabak Mokari
Atabak Mokari Chief Financial Officer and Vice President of Corporate Development

Date: May 1, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Triple Net Lease, dated as of April 26, 2017, by and between the Company and ZIC 1212 Terra Bella LLC.